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                                                                   EXHIBIT 10.66

                               LEASE MODIFICATION
                                    AGREEMENT

                                  JULY 1, 1990



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                          LEASE MODIFICATION AGREEMENT

        AGREEMENT made as of the 1st day of July, 1990, by and among Hirschfeld Realty Cub Corporation, a New York corporation ("Hirschfeld") and 328 E. 61 Corp., a New York corporation ("328" and, together with Hirschfeld, being hereinafter collectively referred to as "Landlord"), As landlord, and Vertical Fitness and Racquet Club, Ltd., a New York corporation, as Tenant ("Tenant").

                              W I T N E S S E T H :

        WHEREAS, Landlord and Tenant executed a certain amended and restated lease, dated as of March 26, 1985, (the "Lease") covering the premises therein defined ("Demised Premises"); and

        WHEREAS, Landlord and tenant are mutually desirous of modifying the Lease upon the terms and subject to the conditions set forth in this settlement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto hereby mutually agree as follows:

        1. The Demised Premises shall no longer include the basement floor at 328 East 61st Street; New York, New York, exclusive of mechanical equipment areas and elevator shaft. It is the express intention of the parties that such excluded space (the "Garage") shall be the same space which was occupied by the former garage Tenant until June 30, 1990.

        2. All references in the Lease to the garage premises and the and the site thereof shall be deemed deleted and of no further force or affect. The parties acknowledge that Hirschfeld shall have the sole right and responsibility to enter into leases and/or management agreements covering the Garage and to deal with the tenants and/or managers of the Garage, subject, however, to Tenant's continued rights to free access to its elevators, stairs, machinery and equipment in and through the garage, provided same does not unreasonably interfere with the garage business.

                                            HIRSCHFELD REALTY CLUB CORPORATION

                                            By: /s/ Abraham Hirschfeld
                                               ---------------------------------
                                            328 E. 61 Corp.

                                            By: /s/ Abraham Hirschfeld
                                               ---------------------------------

                                            VERTICAL FITNESS AND RACQUET
                                            CLUB, LTD.

                                            By: /s/ Michael Lucci
                                               ---------------------------------
                                               President